                                 EXHIBIT 10.4


Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

                                   Amendment No. 4

                 to the AIRBUS A300-600R FREIGHTER PURCHASE AGREEMENT

                               dated as of July 3, 1991

                                       between

                                    AVSA, S.A.R.L.

                                         and

                             FEDERAL EXPRESS CORPORATION





This Amendment No. 4 (hereinafter referred to as the "Amendment") is entered into as of August 30, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and FEDERAL EXPRESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 2005 Corporate Avenue, Memphis, Tennessee 38132, U.S.A. (hereinafter referred to as the "Buyer").


                                      WITNESSETH


WHEREAS, the Buyer and the Seller are parties to that certain A300-600R Freighter Purchase Agreement dated as of July 3, 1991, relating to the sale by the Seller and the purchase by the Buyer of up to seventy-five (75) Airbus Industrie A300-600R freighter model aircraft (the "Aircraft"), comprising twenty-five (25) firmly ordered Airbus Industrie A300-600R freighter model aircraft (the "Firm Aircraft"), twenty-five (25) reconfirmable Airbus Industrie A300-600R freighter model aircraft for which the order may be reconfirmed (the "Reconfirmable Aircraft") and twenty-five (25) option Airbus Industrie A300-600R freighter model aircraft (the "Option Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1, entered into as of October 2, 1992, and Amendment No. 2, entered into as of August 17, 1994, and Amendment No. 3, entered in to as of March 24, 1995, is hereinafter referred to as the "Agreement"; and


                                      Amdt. 4-1

WHEREAS, the Buyer has exercised its right under Letter Agreement No. 6 to the
Agreement to [ *                                             ]

WHEREAS, as a result of the [ *                       ]

WHEREAS, the Buyer now wishes to increase its order by eleven (11) firmly ordered Airbus Industrie A300F4-605R freighter model aircraft (individually and collectively referred to as the "Incremental Aircraft");

WHEREAS, the Buyer has requested and the Seller has agreed to advance the delivery of certain Firm Aircraft;

WHEREAS, the Seller is a sales subsidiary of Airbus Industrie, G.I.E. (the "Manufacturer"), and will purchase the Incremental Aircraft from the Manufacturer for resale to the Buyer; and

WHEREAS, all capitalized terms not otherwise defined herein will have the meanings provided for in the Agreement; the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment; and both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

A.    INCREMENTAL AIRCRAFT

A.1 The Buyer hereby firmly orders the eleven (11) Incremental Aircraft. It is agreed that the terms and conditions of the sale and purchase of the Incremental Aircraft will be the same as those applying to the Firm Aircraft, except as specifically set forth otherwise in this Amendment.

A.2   The Buyer and the Seller acknowledge that [*

                                            ]

A.3 For reasons of convenience of reference to the Agreement, the number sequence of Paragraphs B, C and D of this Amendment matches, as closely as possible, the number sequence of the clauses and paragraphs of the Agreement, with

      - Paragraph B addressing the provisions of Clauses 0 through 22 of the Agreement,
      - Paragraph C addressing the exhibits to the Agreement,
      - Paragraph D addressing the letter agreements to the Agreement.

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-2

      Where no changes are made to the Agreement with respect to the Incremental Aircraft, statements of the following structure appear after the corresponding subclause number (the "Brackets"):

           [Intentionally left blank - re: "Corresponding Header in the Agreement"] or
           [Intentionally left blank - re: summary of subclause subject]

      This Subclause A.3 and the Brackets are used for reasons of convenience of reference only and do not constitute a part of this Amendment.


B.    PURCHASE AGREEMENT PROVISIONS

B.1   DEFINITIONS

B.1.1 The definition of "Aircraft" in Clause 1 of the Agreement is hereby superseded and replaced by the following definition:

      QUOTE

      [ *                             ]

      UNQUOTE

B.1.2 The following definition is hereby added to Clause 1 of the Agreement:

      QUOTE

      INCREMENTAL AIRCRAFT - any or all of the eleven (11) new firmly ordered Airbus Industrie A300F4-605R freighter model aircraft to be purchased by the Seller and sold to the Buyer pursuant to Amendment No. 4 to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

      UNQUOTE


 * Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-3

B.1.3 For the purpose of this Amendment only, the term "Effective Date" is defined as such date when all of the following conditions are met:

    (i) this Amendment has been duly executed by both the Buyer and the Seller;

   (ii) the Seller has received all Predelivery Payments due as described in Paragraph B.6.2 of this Amendment;

  (iii) The Seller and the Buyer have obtained the General Electric Company's consent to the termination of Subparagraph 1.3 of Letter Agreement No. 6 to the Agreement as specified in Paragraph D.6 herebelow.

   (iv) the Buyer and the Seller have both received the necessary corporate approvals for the transaction contemplated in this Amendment, and an officer of each of the Buyer and the Seller has attested to such corporate approval.

B.2   SPECIFICATION

B.2.1 [Intentionally left blank - re: sale and purchase]

      B.2.2 Subclause 2.2 of the Agreement is hereby superseded and replaced by the following provisions, with respect only to the Incremental
      Aircraft:

      QUOTE

    2.2 The Aircraft will be manufactured in accordance with the A300-600R Standard Specification, Document No. A.000.08000, Issue 3, dated June 15, 1989, plus Temporary Revision No. 4, dated April 5, 1990, (a copy of which is annexed hereto as Exhibit "A-1" to this Agreement) (the "Standard Specification") as amended to incorporate
           (i) Configuration Document Reference AI/ED-T-431.0101/91, dated June 7, 1991, set forth herein as Exhibit "A-2" hereto, (ii) all those applicable Specification Change Notices SCN's and Manufacturer Specification Change Notices ("MSCN's") executed by the Buyer and the Seller up to June 25, 1996, including such SCN's executed up to June 25, 1996, that convert certain Buyer Furnished Equipment ("BFE") to Seller Supplied Buyer Furnished Equipment ("SSBFE") pursuant to Subclause 18.6 of this Agreement (which Standard Specification, as so amended, is hereinafter referred to as the "Specification"). A list of applicable SCN's agreed up to June 25, 1996 is attached for information only in Exhibit "L" to Amendment No. 4 to this Agreement. The Specification will also include such SCN's as may be agreed with respect to the Pre-Service Modifications (the "Pre-Service Mods") as per Subclause E.2.2 of Amendment No. 4 to this Agreement. The Specification may be further modified from time to time pursuant to the provisions of Clause 3 below.

      UNQUOTE

                                      Amdt. 4-4

B.2.3 [Intentionally left blank - re: delivery with Certificate of Airworthiness for Export]

B.3   [intentionally left blank - re: "CHANGES" ]


B.4   PRICE

B.4.1 Subclause 4.1 of the Agreement is hereby superseded and replaced by the following provisions, with respect only to the Incremental Aircraft:

      QUOTE

      4.1  BASE PRICE OF THE INCREMENTAL AIRCRAFT

      The Base Price of each Incremental Aircraft is the sum of:

      (i)  the Base Price of the Airframe of the Incremental Aircraft, and

      (ii) the Base Price of the Propulsion Systems installed thereon.

      4.1.1   BASE PRICE OF THE AIRFRAME

      4.1.1.1 The Base Price of the Airframe of the Incremental Aircraft, as defined in Subclause 2.2 of the Agreement (excluding Buyer Furnished Equipment other than those BFE changed into SSBFE, and excluding Propulsion Systems) is:

           [ *              ]

           [ *               ]

      4.1.1.2 [ *                                    ]

      4.1.1.3 [ *                                    ]

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-5

4.1.2 BASE PRICE OF THE GENERAL ELECTRIC CF6-80C2A5 PROPULSION SYSTEMS

      The Base Price of a set of two (2) CF6-80C2A5 Propulsion Systems together with related equipment, at delivery conditions prevailing in January 1996 is:

      [ *                       ]

      Said Base Price has been calculated with reference to the Reference Price
      indicated by GENERAL ELECTRIC of [ *                     ],as defined by
      the Reference Composite Price Index of 132.78 and in accordance with economic conditions prevailing in July 1995.

      Said Reference Price is subject to adjustment to the date of delivery of the Incremental Aircraft in accordance with the GENERAL ELECTRIC Price Revision Formula set forth in Exhibit "G" of this Agreement.

      UNQUOTE

B.4.2 Subclause 4.2 of the Agreement is hereby superseded and replaced by the following provisions, with respect only to the Incremental Aircraft:

      QUOTE

      4.2    FINAL CONTRACT PRICE

      The Final Contract Price of an Incremental Aircraft will be the sum of:


      (i) the Base Price of the Airframe of such Incremental Aircraft, as adjusted, if applicable, to the date of delivery of such Incremental Aircraft in accordance with Subclause 4.1.1.3 of this Agreement;

      (ii) the price (as of delivery conditions prevailing in January 1996) of any SCN's applicable to such Incremental Aircraft that are entered into pursuant to Clause 3 after the date of execution of Amendment No. 4 to this Agreement, as adjusted to the date of delivery of such Incremental Aircraft in accordance with Subclause 5.1 of this Agreement;

      (iii) the Reference Price of the installed Propulsion Systems constituting a part of such Incremental Aircraft, as adjusted to the date of delivery of such Incremental Aircraft in accordance with Subclause 5.2 of this Agreement; and

      (iv) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Incremental Aircraft.

      UNQUOTE
* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-6

B.4.3 [Intentionally left blank - re: "Validity of Propulsion Systems Prices"]

B.4.4 [Intentionally left blank - re: "Taxes, Duties and Imposts"]

B.5   PRICE REVISION

B.5.1 Subclause 5.1 will apply to the Incremental Aircraft in accordance only with Subclauses 4.1.1.3 and 4.2 of the Agreement.

B.5.2 [Intentionally left blank - re:  "GE Price Revision Formula"]

B.6   PAYMENT TERMS

B.6.1 [Intentionally left blank - re:  payment form, account and address]

B.6.2 Subclause 6.2 of the Agreement is hereby superseded and replaced by the following provisions, with respect only to the Incremental Aircraft:

      QUOTE
      6.2  PREDELIVERY PAYMENTS

           A [ *               ] deposit will be made by the Buyer to the
           Seller for each Incremental Aircraft within three (3) business days of the Effective Date of Amendment No. 4 to this Agreement (the "Deposit").

           The Seller acknowledges having already received from the Buyer
           [*            ]  per Incremental Aircraft, which will be credited,
           without interest, against the Deposit. Each Deposit will be considered as a Predelivery Payment for the purpose of this Agreement.
      UNQUOTE

B.6.3 [Intentionally left blank - re: Final Contract Price less Predelivery Payments due upon delivery]

B.6.4 Subclause 6.4 of the Agreement is hereby superseded and replaced by the following provisions, with respect only to the Incremental Aircraft:

      QUOTE

      6.4 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft, other than that referred to in Subclause 6.2 above, will be paid by the Buyer concurrently with the delivery of the corresponding Aircraft, or, if invoiced after delivery of such Aircraft, within one (1) month after the invoice date.

      UNQUOTE
* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-7

B.6.5 [Intentionally left blank - re: delay in payment]

B.6.6 [Intentionally left blank - re: no refund of PDP's]

B.6.7 [Intentionally left blank - re: no interest acquired in aircraft prior to delivery]

B.6.8 [Intentionally left blank - re: no setoff, counterclaim, deduction]

B.7   [Intentionally left blank - re: "PLANT REPRESENTATIVES - INSPECTION"]

B.8   [Intentionally left blank - re: "BUYER'S ACCEPTANCE"]

B.9   DELIVERY

B.9.1 Subclause 9.1 of the Agreement is hereby superseded and replaced by the
      following provisions to reflect (i) [ *                     ], (ii)
      [*                    ], (iii) [ *                            ], (iv)
      [*                 ], and (v) the Buyer's request for the Seller's
      reasonable effort to achieve certain target dates within the committed delivery months.

QUOTE

9.1   DELIVERY SCHEDULE AND NOTIFICATION
9.1.1 DELIVERY DATE COMMITMENT

      Subject to the provisions of this Agreement, the Seller will have the Firm Aircraft and Incremental Aircraft "ready for delivery" at Aerospatiale's works in Toulouse, France, and the Buyer will accept the same, in accordance with the following schedule in the "Month of Delivery" column.

      The Seller will undertake its reasonable effort to achieve the target delivery days in the "Target Day" column , in the understanding that
      (i) the Seller's contractual commitment is for the Month of Delivery only;

      (ii) the notification process as specified in Subclause 9.1.3 herebelow is based on the Month of Delivery

      (iii) should information become available to the Seller that indicate that the Target Days may not be achieved, then the Seller will use reasonable effort to inform the Buyer as soon as reasonably feasible;

      (iv) based on the Seller's review of information available as of the date of the execution of Amendment No. 4 to the Agreement, the Seller considers the Target Days to be realistically achievable.

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-8

9.1.2      DELIVERY SCHEDULE

Firm Aircraft No.       Month of delivery        Target Day
-----------------       -----------------        ----------
               1        *                        28th
               2        *                        24th
               3        *                        20th
               4        *                        28th
               5        *                        28th
               6        *                        21st
               7        *                        21st
               8        *                        2nd
               9        *                        4th
              10        *                        31st
              11        *                        20th
              12        *                        25th
              13        *                        28th
              14        *                        2nd
              15        *                        19th
              16        *                        24th
              17        *                        25th
              18        *                        28th
              19        *                        23th
              20        *                        2nd
              21        *                        24th
              22        *                        19th
              23        *                        11th
              24        *                        23rd
              25        *                        1st

              Incremental Aircraft No. Month of Delivery        Target Day
              ------------------------ -----------------        ----------
              26                       *                        28th
              27                       *                        25th
              28                       *                        22nd
              29                       *                        1st
              30                       *                        27th
              31                       *                        24th
              32                       *                        21st
              33                       *                        27th
              34                       *                        25th
              35                       *                        29th
              36                       *                        26th

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-9

9.1.3 DELIVERY NOTIFICATION

      Two (2) months prior to the Month of Delivery of a particular Aircraft, the Seller will give the Buyer its reasonable best estimate of the date of delivery of such Aircraft.

      Not later than thirty (30) days prior to the date scheduled for the Acceptance Procedure for a particular Aircraft, the Seller will give the Buyer notice of the anticipated date on which such Aircraft will be ready for delivery. Not later than fifteen (15) days prior to such date notified to the Buyer, the Seller will confirm to the Buyer that such anticipated delivery date is firm. In the event the Seller cannot confirm such date as being firm, the Seller will confirm a new date which will be no more than two (2) Working Days in France later nor two (2) Working Days in France earlier than the originally scheduled date.

UNQUOTE

B.9.2 [Intentionally left blank - was left blank in the Agreement]


B.9.3 [Intentionally left blank - re: definition of "ready for delivery"]

B.9.4 [Intentionally left blank - re: transfer of title]

B.9.5 [Intentionally left blank - re: delay of delivery and payment]

B.9.6 [Intentionally left blank - re: fly-away]

B.10  [Intentionally left blank - re: "EXCUSABLE DELAY"]

B.11  [Intentionally left blank - re:"NONEXCUSABLE DELAY"]

B.12  [Intentionally left blank - re: "WARRANTIES AND SERVICE LIFE POLICY"]

B.13  [Intentionally left blank - re: "PATENT INDEMNITY"]

B.14  TECHNICAL PUBLICATIONS

B.14.1        [Intentionally left blank]

B.14.2        [Intentionally left blank - re: "Specification"]

B.14.3 In order to help achieve Synchronization, as such term is specified in Subparagraph E.2 herebelow, with respect to revisions to technical publications, Subclause 14.3.2 of the Agreement will be replaced and superseded by the following, for the Aircraft to be delivered after January 1, 1997:


                                      Amdt. 4-10

QUOTE

       Technical Publications at delivery of the Aircraft will correspond to the
       Specification of the Aircraft as defined at least [ *   ] months before
       such delivery.

       Temporary Revisions will be issued for such modifications that are included in the Specification of the Aircraft after such date. Should the issuance of a Temporary Revision not be feasible for any reason, then the Seller will provide on the first day of ground checks of the Aircraft delivery a document describing the aims of the modification and the effect on Technical Publications (the "Interim Document"). The Interim Document will also cover, among other items, the effect on spares interchangeability and troubleshooting procedures. The Interim Document may include handwritten updates, comments or statements by the Seller on the modifications.

       Such further change(s) to the Specification will then be incorporated into the Technical Publications at the first revision following the delivery, but not later than six (6) months following the delivery. A list will be supplied giving the differences between the Specification and the status of Technical Publications at the time of delivery of the Aircraft.

UNQUOTE

B.14.4 [Intentionally left blank - re: Subclauses 14.4 to 14.13 of the Agreement]

B.15   [Intentionally left blank - re: "FIELD ASSISTANCE"]

B.16   TRAINING AND TRAINING AIDS

B.16.1 [Intentionally left blank - re:       "General"]

B.16.2 Subclause 16.2, addressing training courses, with all its subclauses and its appendices, will not apply to the Incremental Aircraft.

B.16.3 Subclause 16.3, addressing training aids and materials, with all its subclauses, will not apply to the Incremental Aircraft.

B.17   [Intentionally left blank - re: "VENDORS' PRODUCT SUPPORT"]

B.18   [Intentionally left blank - re: "BUYER FURNISHED EQUIPMENT AND DATA"]

B.19   [Intentionally left blank - re: "ASSIGNMENT"]

B.20   [Intentionally left blank - re: "DATA RETRIEVAL"]

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-11

B.21   TERMINATION EVENTS

B.21.1 [Intentionally left blank - re: definition of a termination event]

B.21.2 Subclause 21.2 of the Agreement is hereby superseded and replaced by the following provisions, with respect only to the Incremental Aircraft:

QUOTE

  21.2 In the event the Seller adjudges that the Buyer has anticipatorily repudiated its performance under Amendment No. 4 to this Agreement, the Seller will submit to the Buyer a written request for adequate assurance of the Buyer's intention to perform its obligations. In the event such adequate assurance is not received within thirty (30) days of such request, the Seller will have the right to seek a declaratory judgment or other court adjudication of the Buyer's anticipatory repudiation.

              Upon receipt of such court declaration or order, or in the event of a Termination Event, the Buyer will be deemed to be in material breach of this Agreement (a "Material Breach Event"), and the Buyer will immediately pay to the Seller liquidated
              damages equal to the higher of (a) [ *                 ] (at
              January 1996 delivery conditions), and (b) the sum of the "Liquidated Damages Amount" below for each Incremental Aircraft remaining to be delivered at the time of such Material Breach Event.

              The amounts in (a) and (b) above are subject to escalation using the Airframe Price Revision set forth in Exhibit F to Amendment No. 4 to this Agreement.

    Date of Occurrence of a            Liquidated Damages Amount
    Material Breach Event prior to
    Scheduled Incremental Aircraft Delivery   (January 1996 delivery conditions)
    ---------------------------------------   ----------------------------------
                   *                                *
              [ *
                                                 ]

              Upon the Seller's receipt of such Liquidated Damages Amount(s), the Agreement will be terminated with respect to all Incremental Aircraft remaining to be delivered, and the Buyer will have no further rights with respect to such Incremental Aircraft

      UNQUOTE

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-12

B.21.3 [Intentionally left blank - re: "Adequate Assurance"]

B.22   [Intentionally left blank - re: "MISCELLANEOUS PROVISIONS"]


                                      Amdt. 4-13

C.    PURCHASE AGREEMENT EXHIBITS

C.1 [Intentionally left blank - re: Exhibit "A" "A300-600R Standard Specification"]

C.2   EXHIBIT "B" - CHANGE ORDERS

      Exhibit "B" of the Agreement, addressing certain customer options, will not apply to the Incremental Aircraft.

C.3   EXHIBIT "C" - CHANGE ORDERS

      Exhibit "C" of the Agreement, addressing certain customer options, will not apply to the Incremental Aircraft.

C.4 [Intentionally left blank - re: Exhibit "D" "A300-600R Seller Service Life Policy"]

C.5   [Intentionally left blank - re: Exhibit "E" "Certificate of Acceptance"]

C.6   EXHIBIT "F" - AIRFRAME PRICE REVISION FORMULA

      Exhibit "F" to the Agreement is hereby superseded and replaced by Exhibit "F" to this Amendment, with respect only to the Incremental Aircraft or such price quotation provided in January 1996 delivery conditons.

C.7   EXHIBIT "G" - GENERAL ELECTRIC PRICE REVISION FORMULA

      Exhibit "G" to the Agreement is hereby superseded and replaced by Exhibit "G" to this Amendment, with respect only to the Incremental Aircraft.

C.8   [Intentionally left blank - re: Exhibit "H" "Manual Description"]

C.9   [Intentionally left blank - re: Exhibit "I" "SCN Form"]

C.10  EXHIBIT "J" - STUDY ITEMS AND OPEN ITEMS

      Exhibit "J" to the Agreement is hereby canceled and rendered without any further force or effect as of the Effective Date. Study items and corresponding modifications accepted by the Buyer have been made the subject of SCN's, which will govern the terms and conditions of such modifications for the Firm Aircraft and the Incremental Aircraft.

C.11  EXHIBIT "K" - PREDELIVERY PAYMENT SCHEDULE

      The Predelivery Payment Schedule in Exhibit "K", as amended, does not apply to the Incremental Aircraft.


                                      Amdt. 4-14

D.    PURCHASE AGREEMENT LETTER AGREEMENTS

D.1   LETTER AGREEMENT NO. 1 [ *    ]

      [*                                      ]

D.2   LETTER AGREEMENT NO. 2 -[ *    ]

      Letter Agreement No. 2 to the Agreement is hereby canceled and rendered without any further force or effect as of the Effective Date, and both the Seller and the Buyer are hereby released forever from all of their obligations thereunder.

D.3   LETTER AGREEMENT NO. 3 -[ *    ]

      Letter Agreement No. 3 to the Agreement is hereby canceled and rendered without any further force or effect as of the Effective Date, and both the Seller and the Buyer are hereby released forever from all of their obligations thereunder.

D.4 [Intentionally left blank - re: Letter Agreement No. 4 - "Spare Parts Procurement"]

D.5   LETTER AGREEMENT NO. 5 -[ *    ]

D.5.1 Paragraph 1 of Letter Agreement No. 5 to the Agreement, will not apply to the Incremental Aircraft.

D.5.2 [Intentionally left blank - re: "MOST-FAVORED BUYER'S CLAUSE"]


D.5.3 Subparagraph 3.2.3.2 of Letter Agreement No. 5 to the Agreement, in its
      entirety, addressing certain [ *            ], is hereby canceled and
      rendered without any further force or effect as of the Effective Date, and both the Seller and the Buyer are hereby released forever from all of their obligations thereunder. The Buyer may purchase additional simulator data packages from the Seller at the prices separately quoted by the Seller, and at further terms and conditions to be agreed.

      In addition to the foregoing, Subparagraph 3 of Letter Agreement No. 5 to the Agreement, in its entirety, will not apply to the Incremental Aircraft.

D.6   LETTER AGREEMENT NO. 6 -[ *    ]

      Letter Agreement No. 6 to the Agreement is hereby canceled and rendered without any further force or effect as of the Effective Date, and both the Seller and the Buyer are hereby released forever from all of their obligations thereunder.

D.7 [Intentionally left blank - re: Letter Agreement No. 7 - "Performance Guarantees"]

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-15

D.8   LETTER AGREEMENT NO. 8 - MISCELLANEOUS TECHNICAL MATTERS

D.8.1 [Intentionally left blank - re: Design Weights Increase]

D.8.2 [Intentionally left blank - re: Additional Manuals]

D.8.3 Subclause 3.2 of Letter Agreement No. 8 will be applicable as of the Effective Date to A310 aircraft operated by the Buyer.

D.8.4 [Intentionally left blank - re: Paragraphs 4 to 8 of Letter Agreement
      No. 8]

D.8.5 Paragraph 9 of Letter Agreement No. 8, addressing [ *     ], with all its
      subparagraph, and referenced appendix, will not be applicable to the Incremental Aircraft.

D.9   [Intentionally left blank - re: Letter Agreement No. 9 [*             ]

D.10  [Intentionally left blank - re: Letter Agreement No. 10 [*           ]

D.11  [Intentionally left blank - re: Letter Agreement No. 11 - "FADEC"]

E.    MISCELLANEOUS PROVISIONS

E.1   SPECIAL CREDIT MEMORANDUM

E.1.1 As a special concession, the Seller will pay the Buyer in cash within three (3) business days after the signature of this Amendment the amount
      of [ *     ] per Incremental Aircraft, for a total amount of [
      *            ] (the "Special Credit") which amount the Buyer shall
      promptly [ *                       ]. Should for any reason whatsoever
      the conditions of the Effective Date, as specified in Subparagraph B.1.3 of this Amendment, not be met, and should consequently the transaction described in this Amendment not be consummated, then the Buyer will immediately return to the Seller the Special Credit in cash.

E.1.2 In addition to the Special Credit, the Seller will make available to the Buyer an amortization credit memorandum (the "Amortization Credit
      Memorandum") payable in cash in an amount equal to [ *               ]
      for each of up to [ *                 ] additional new A300-600R aircraft
      in the Buyer's general freighter configuration (the "Additional Freighter Aircraft").

      [ *                                                              ]


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-16

      [ *                                                                  ]

E.2   SYNCHRONIZATION

       [ *                                                                 ]











* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-17

      [ *                                                                ]

E.3   AIRCRAFT SPECIFICATION ISSUES

E.3.1 NON-INSTALLATION OF THE CARGO-LOADING SYSTEM

      The Seller has issued, upon the Buyer's request, RFC No. 25-6099 for the "Non-Installation of the Cargo Loading System". The Buyer will notify the Seller of its decision to execute or to reject the corresponding SCN no later than April 30, 1997. The Seller will deliver the Cargo-Loading System interface specification, as described in RFC 25-6092, no later than January 31, 1997. Should such interface specification be delivered after January 31, 1997, then the notification date in the foregoing sentence will be delayed by the same number of days as the delay of delivery of such interface specification.

      It is understood that, should the Buyer choose to execute the corresponding SCN for the non-installation of the cargo-loading system,

      (i)     such SCN will be applicable to the Incremental Aircraft only;

      (ii) the Buyer will install its selected cargo loading system after delivery of the Incremental Aircraft from the Seller;

      (iii) the Buyer and the Seller will develop and enter into an interface agreement prior to the execution of the SCN, covering, among other things, the detailed specification for the non-installation of the cargo loading system, the interface specification between the Incremental Aircraft and the cargo loading system chosen by the Buyer, and the scope of the Seller's engineering services, responsibility, liability and warranty for the Incremental Aircraft due to the installation of the cargo loading system selected by the Buyer.

      Should the Buyer and the Seller execute the corresponding SCN, thereby changing the Specification of the Incremental Aircraft, then the Seller
      [*                                        ]

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-18

E.3.2 PRE-SERVICE MODIFICATIONS

      The specification of the Incremental Aircraft will include the modifications (the "Pre-Service Mods") listed in Exhibit "M" to this Amendment, subject to:

              (i) a joint technical review by the Buyer and the Seller of the Pre-Service Mods and their definition;

              (ii) such Pre-Service Mods not exceeding the extent as described in the Engineering Orders for the Buyer's Firm Aircraft
                    No. 15;

              (iii) the technical feasibility of the Pre-Service Mods,
                    including the possibility to certify certain equipment, if required;

              (iv) the Buyer's accepting any weight increase for the Aircraft associated with such Pre-Service Mods, and any further consequences of such weight increases.

      The Pre-Service Mods will be made the subject of RFC's and SCN's.
      [ *                 ]  The Seller will not be required to retrofit any
      Aircraft with the Pre-Service Mods.

      Should the Buyer continue to implement the following engineering orders
      (a) to (c) under its own responsibility after delivery of the Aircraft, then such modifications will not be made to the Aircraft in production
      [ *                            ]

      (a)     No. 6-2620-7-3301 D1 Part 1 & 2
              ("Fire Protection - Installation of Cockpit Portable Fire
              Bottle")

      (b)     6-2620-7-3304 A1 Part 1
              ("Fire Protection - Replacement of Avionics Compartment Portable Bottle")

      (c)     6-3450-7-3301 A
              ("Navigation: Modification of Collins Mode S Transponder")

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-19

E.4   FUTURE AIR NAVIGATION SYSTEM

      Following the execution of this Amendment, the Seller will launch a study of the technical and commercial repercussions of the installation on the A300F4-605R aircraft of the aircraft-related components of the future air navigation system ("FANS"). At the Buyer's request, and subject to limitations and specifications to be identified in the study, the Seller will develop the modifications required to install FANS on the A300F4-605R aircraft. The Buyer's request will be the subject of RFC's and corresponding SCN's. For any such FANS-related modification the Buyer requests, for A300F4-605R aircraft in production or to be retrofitted,
      the price to the Buyer will not exceed [ *                         ].

      [ *                                                               ]

E.5   ON-BOARD MAINTENANCE TERMINAL

      Following execution of this Amendment, the Seller and the Buyer will jointly develop the specification for an on-board maintenance terminal (the "OMT") for the A300F4-605R and A310-200 aircraft based on the Buyer's development of such OMT for other aircraft types in its fleet. Upon completion of the specification, the Buyer may raise an RFC for the development and installation of the OMT on its fleet of Airbus Industrie aircraft, subject to the limitations identified in the specification. The price of the SCN corresponding to the RFC for the Aircraft will not
      exceed [ *                                 ].

      [ *                                                                ]

      The Seller and the Buyer may also jointly explore the feasibility of a joint-venture approach to the development and certification of the OMT and the marketing of OMT's to other operators of Airbus Industrie aircraft.


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-20

E.6   WEIGHT UPGRADES

      [ *                                                                ]

E.7   RELIABILITY SUPPORT

      In order to support the Buyer in its efforts to maintain a high level of dispatch reliability of A300F4-605R and A310 aircraft, at the Buyer's request, the Seller will form a joint cross-departmental working group with the Buyer. For such working group, the Seller (through ASCO) will provide the services of ASCO's specialists and the Buyer will provide the services of its specialists from those departments with influence on the dispatch reliability.

      The working group will function for three (3) years after signature of this Amendment, or, if the A300F4-605R model aircraft have not by then
      reached a dispatch reliability in the Buyer's fleet of  [ *    ], until
      the Aircraft perform in the Buyer's fleet at such level of dispatch reliability. The working group will meet twice a year to analyze historical dispatch reliability data and to propose operational and technical actions to maintain and improve the dispatch reliability of the Buyer's fleet of the Manufacturer's aircraft.

E.8
         [ *                                                       ]



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-21

      [ *                                                           ]


E.9   [ *                                                   ]



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-22

E.10  ASSISTANCE ON MMEL ISSUES

      The Seller will provide, at the Buyer's request, technical assistance and technical justification for the Buyer's application to the FAA for relief on certain MMEL requirements. In this context, the Seller's specialist(s) will review the range of MMEL issues with the Buyer's MMEL specialist(s), to determine priorities and further actions for technical justification, and to assist the Buyer in its preparation for the FAA's Flight Operations Evaluation Board (FOEB) meetings on the Aircraft. It is understood, however, that the Seller bears no responsibility for the FAA's processing of or decision on such issues.

E.11  ASSISTANCE ON ETOPS ISSUES

      The Seller will provide, at the Buyer's request, technical assistance and technical justification for the Buyer's application to the FAA for relief on ETOPS requirements.

      Furthermore, the Seller will provide, at the Buyer's request, technical assistance for obtaining ETOPS approval beyond 180 minutes should such approval become available from the FAA.

      It is understood, however, that the Seller bears no responsibility for the FAA's processing of or decision on such ETOPS issues.

E.12  SERVICE BULLETINS

      [ *                                                              ]


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-23

E.13  TRANSPORTATION OF THE BUYER'S REPRESENTATIVES

      [ *                                                 ] The Buyer will
      request such tickets in writing from the Seller with reasonable advance notice prior to the requested flight dates.

E.14  CUSTOMIZED SPECIFICATION DOCUMENT

      The Seller will prepare a specification document, similar to the Standard Specification Document with reference No. A.000.0F000, Revision B, which will be customized to reflect the Buyer's Aircraft and will integrate, as appropriate and applicable, the contents of

      (i) the A300-600R Standard Specification, Document No. A.000.08000, Issue 3, dated June 15, 1989, plus Temporary Revision No. 4, dated April 5, 1990,

      (ii) Configuration Document Reference AI/ED-T-431.0101/91, dated June 7, 1991,

      (iii) the Specification Change Notices SCN's and Manufacturer Specification Change Notices ("MSCN's") executed by the Buyer and the Seller.

      Such customized specification document will be available to the Buyer no earlier than March 31, 1997, but not later than May 15, 1997, and will include at least all those SCN's and MSCN's which are executed prior to September 30, 1996.

      The Seller will update such customized specification document once a year to include the SCN's or MSCN's added to the Specification through December 31 of such year. The Seller will use reasonable efforts to achieve such update prior to March 31 of the subsequent year.

E.15  NOISE COMPUTATION DATA

      The Seller offers to provide, subject to the license conditions and the confidentiality and proprietary information conditions of the General Terms and Conditions of Supply of the ASCO Customer Services Price List, one (1) software copy and license for the Seller's noise level computation program ("NLCP") and one (1) software copy and license of the Seller's operational flight path computation program ("OCTOPER"), together with the relevant data for the Buyer's A300F4-605R and A310-222 and A310-203 aircraft. The NLCP and OCTOPER software and aircraft data will be available to the Buyer no earlier than 6 months, but no later than 8 months, following the receipt of the Buyer's purchase order. The
      price for such software and data supply is  [ *              ] for a
      decision by the Buyer in 1996. Upon receipt of the Buyer's purchase order for such NLCP and OCTOPER software and data, the Seller will [ *
                                                      ]

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-24

E.16  SUPPORT FOR CONTINUED CERTIFICATION

      If, pursuant to the promulgation of any applicable law or regulation (a "Regulation Change"), any modification (physical, structural or otherwise) has to be made to the Aircraft after the delivery of the last Aircraft in order to enable the Buyer to continue to operate the Aircraft
      under the Aircraft's Standard Airworthiness Certificate [ *           ],
      then the Seller will provide, upon the Buyer's specific request, reasonable technical advice to inform the Buyer on the Buyer's actions with regard to (i) such Regulation Change, and (ii) the Buyer's modifications to the Aircraft. It is understood, however, that the Seller bears no responsibility for the processing of or decision on such Regulation Change by the relevant certification authority over and above the Seller's responsibility agreed in Clause 3 of the Agreement

E.17  DELIVERY DOCUMENTATION

      The Seller provides the Buyer with certain documents in accordance with the procedures for the delivery of the Aircraft (the "Delivery Documentation"). As such documents generally can only be finalized at the time of the DGAC's issuance of the Certificate of Airworthiness for the Aircraft, the Seller is obliged to wait until after the issuance of the Certificate of Airworthiness before releasing such Delivery Documentation to the Buyer.

      However, beginning with deliveries in 1997, the Seller will undertake reasonable efforts as specified below in order to support the Buyer's process for preparing the Aircraft for revenue service:

      a) advanced copies of the following documents will be provided on the first day of ground checks of the Aircraft, reflecting the information available and the status of the Aircraft a few days prior to the first day of ground checks of the Aircraft. Such advanced copies are subject to change without prior notice up to the time of the issuance of the Certificate of Acceptance.
              (i)    Production Aircraft Test Completion Certificate
              (ii)   AD Compliance List
              (iii)  List of Aircraft Modifications
              (iv)   Aircraft Inspection Report
              (v)    Control Inspection Report
              (vi)   System Ground Testing
              (vii)  Aircraft Log Book
              (viii) Engine Log Book
              (ix)   APU Log Book
              (x)    Batteries Log Book
              (xi)   Set of Aircraft Keys

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-25

      b) final copies of the following documents will be provided on the third day prior to the scheduled delivery:

              (i)    Weighing Report
              (ii)   Weight Compliance Document
              (iii)  Performance Compliance Document
              (iv)   Weight and Balance Manual               (WBM)
              (v)    Flight Manual                           (FM)
              (vi)   Flight Crew Operating Manual            (FCOM)
              (vii)  Quick Reference Handbook                (QRM)
              (viii) Minimum Master Equipment List           (MMEL)

      c) the life limited parts list will be provided as soon as reasonably feasible prior to the first day of ground checks, with reasonable effort to provide such life limited parts list following the day of the ferry flight of the Aircraft from the Manufacturer's site in Hamburg, Germany, to Toulouse, France. The Seller will send such life limited parts list by fax and/or by FEDEX letter to the following address:

                   Federal Express Corp.
                   Manager, Fleet Development
                   3101 Tchulahoma
                   Memphis, TN 38118-5453
                   United States of America
                        Telephone number:   (901) 369-3068
                        Facsimile number:   (901) 369-2303

E.18  A310 INSTALLATION DRAWINGS AND DETAILED DRAWINGS

      The Seller offers to provide the Buyer, subject to the General Terms and Conditions of Supply of the ASCO Customer Services Price List, with the following A310-200 design drawing sets, reflecting the basic A310-200 in one customized passenger configuration as issued for the production of such A310-200 aircraft, which will generally reflect such customized aircraft at the first delivery:

      (i)     a set of installation and assembly drawings ("IAD"), in the form
              of aperture cards, for the price of [ *                   ].

      (ii)    a set of detail drawings, in the form of aperture cards, for the
              price of [ *      ]. Such detail drawings shall be at a similar
              level of detail as provided to the Seller for the Aircraft.

      The Seller will deliver the design drawings under (i) and (ii) no later than 7 months after the receipt of the Buyer's purchase order. The design drawing sets are not subject to revision.

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-26

E.19   TECHNICAL SUPPORT FOR DRAWINGS

E.19.1 The Seller has in the past provided the Buyer with installation and assembly drawings and detail drawings for the Aircraft pursuant to the Agreement. However, in cases where the Agreement grants the Buyer the right to manufacture or have manufactured Seller Parts for its own use, the Buyer may require additional information pertaining to the part schedules that cross reference the assembly drawings and the detail drawings (the "Manufacture Cross Reference"). In such cases, the Buyer will direct its request for a Manufacture Cross Reference to either the AOG address following below, or the addressees identified in Exhibit "N" to this Amendment.

       AOG Address:      Airbus Industrie - Materiel Support Centre
                         AOG Desk
                         Weg beim Jager 150
                         22335 Hamburg
                         Germany

                         Tel: (49) 40-5076-3000
                         Fax: (49) 40-5059-2262

E.19.2 Any request by the Buyer under the provisions of this subparagraph is to be clearly identified by the Buyer as "URGENT DRAWING REQUEST / REPLY WITHOUT DELAY" irrespective of whether the Buyer's request is transmitted by facsimile or by telephone.

E.19.3 The Seller will cause the Manufacture Cross Reference to be provided to the Buyer, if clearly identified and addressed by the Buyer,

       (a) during normal working hours at the Manufacturer's headquarters, within two (2) hours from receipt of the Buyer's request;

       (b)     any other time

               (i) from the Effective Date through December 31, 1996, within six (6) hours from receipt of the Buyer's request, and
               (ii) from January 1, 1997, within two (2) hours from receipt of the Buyer's request.

E.19.4 The Seller confirms that the Manufacturer currently intends to develop an electronic drawing access in replacement of aperture cards. The Seller will cause the Manufacturer to provide such access for aperture cards to the Buyer free of charge and under further conditions to be agreed prior to December 31, 1998, provided that (i) such electronic drawing access will be technically available by such time and (ii) such electronic drawing access will be made generally available to the Seller's and the Manufacturer's customers. Should the Seller determine at any time that the Manufacturer will not be in a position to provide such electronic drawing access prior to December 31, 1998, then the Seller will provide the Buyer with the aperture cards pertaining to the Manufacture Cross Reference no later than December 31, 1998.


                                      Amdt. 4-27

E.20   [ *                            ]

E.20.1 [ *                            ]

E.20.2 [ *                            ]

E.20.3 [ *                            ]

E.20.4 [ *                            ]



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-28

E.20.5        [ *                                  ]

E.21   WARRANTY ADMINISTRATION

E.21.1 To further support the administration of the Buyer's Warranty Claims, the Seller commits that its warranty administrator assigned to the Buyer will meet with the Buyer's warranty administration personnel at least two (2) times per year. The Seller and the Buyer agree that the joint goal of these meetings will be to resolve then current outstanding Warranty Claims and improve claim processing time.

E.21.2 The Seller and the Buyer will work together to define and implement ways to optimize the transmission, communication and processing of Warranty Claims by electronic means. The priority for such undertaking will be the expansion of the existing E-Mail link between the Seller and the Buyer via the X400 standard exchange protocol. The Seller and the Buyer will review, no later than December 30, 1996, the feasibility of the application of such electronic means for the warranty process, and, when feasible, will agree on a plan for further action.

E.22   [ *                      ]

E.23   [ *                      ]



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-29

E.24  S-FILE DATA

      The Seller has launched the development of an in-house technical database, the Airbus Technical Information System (ATIS). ATIS is expected to significantly improve, among other things, the Seller's
      S-Files. The Seller [ *                               ]

E.25  MISCELLANEOUS TECHNICAL ISSUES

      In consideration of the Buyer's order for the Incremental Aircraft, the Seller and the Buyer agree to the following:

      [ *                                   ]

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-30

[ *                                                             ]





* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-31

E.26  [ *                                             ]





* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-32

[ *                                   ]


E.27  [ *                                  ]


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-33

       [ *                                                         ]



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-34

E.28  [ *                                                         ]


F.    ASSIGNMENT

      The provisions of Clause 19 of the Agreement will apply to this Amendment and the transactions contemplated herein.

G.    EFFECT OF AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically changed, amended, or canceled hereby, will continue in full force and effect in accordance with its original terms.

      The Amendment will become effective on the Effective Date.

      The Buyer will provide, within ninety (90) days of the Effective Date, certified copies of the minutes of the resolutions passed at a meeting of the Board of Directors of the Buyer, authorizing the transactions contemplated in this Agreement.



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 4-35

H.    GOVERNING LAW

      THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

I.    CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document. The Buyer and Seller will consult with each other and obtain the other's written approval (not to be unreasonably withheld) prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The Buyer will make the final determination of the necessity of compliance by it with laws regarding public filings. The provisions of this Paragraph I will survive any termination of the Agreement.

      Notwithstanding the foregoing, in order to support the Buyer's effort to obtain financing, the Seller agrees to allow the Buyer to disclose to financial institutions information necessary to obtain such financing. The Buyer and the Seller will agree on the extent of the information disclosed to such financial institutions prior to such disclosure. The Buyer will obtain a confidentiality undertaking from such financial institutions, such undertaking to be reasonably satisfactory to the Seller.


                                      Amdt. 4-36

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                                    Very truly yours,

                                                    AVSA, S.A.R.L.



                                                    By: /s/ CHRISTOPHE MOUREY

                                                    Its: Cheif Executive
                                                    Officer


      Accepted and Agreed:

      FEDERAL EXPRESS CORPORATION



      By: /s/ GILBERT MOOK

      Its: Senior Vice president - Air Operations



                                      Amdt. 4-37

[Intentionally left blank - re: Exhibit A-1  "SPECIFICATION"]

[Intentionally left blank - re: Exhibit A-2  "CONFIGURATION DOCUMENT" ]

[Intentionally left blank - re: Exhibit B    "CHANGE ORDERS (SCN'S)" ]

[Intentionally left blank - re: Exhibit C    "CHANGE ORDERS (SCN'S)" ]

[Intentionally left blank - re: Exhibit D    "A300-600R SELLER SERVICE LIFE
                                             POLICY"]

[Intentionally left blank - re: Exhibit E    "CERTIFICATE OF ACCEPTANCE"]

[Intentionally left blank - re: Exhibit H    "TECHNICAL PUBLICATIONS"]

[Intentionally left blank - re: Exhibit I    "SCN FORM"]

[Intentionally left blank - re: Exhibit J    "STUDY ITEMS AND OPEN ITEMS"]

[Intentionally left blank - re: Exhibit K    "PREDELIVERY PAYMENT SCHEDULE"]

EXHIBIT  "F"


                         AIRFRAME PRICE REVISION FORMULA


l.   BASE PRICE

     The Base Price of the Airframe is as quoted in Subclause 4.1.1 of the Agreement.


2.   BASE PERIOD

     The above Base Price has been established in accordance with the averaged economic conditions prevailing in December 1994/January 1995/February 1995 and corresponding to theoretical delivery conditions prevailing in January 1996 as defined by HEb and ICb index values indicated in Paragraph 4 of this Exhibit "F".

     Pursuant to Subparagraph B.5.1 of Amendment No. 4 to the Agreement, this Base Price may be subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "F".

     HEb and ICb index values indicated in Paragraph 4 of this Exhibit "F" will not be subject to any revision of these indexes.

3.   REFERENCE INDEXES

     LABOR INDEX: "Employment Cost Index for workers in Aerospace manufacturing", aircraft manufacturing, Standard Industrial Classification SIC 3721--wages and salaries (hereinafter referred to as "ECI SIC 3721W"), as released by the US Department of Labor, Bureau of Labor and Statistics, on a quarterly basis. The quarterly value released for a certain month (March, June, September or December) will be the one deemed to apply for the two preceding months.

     MATERIAL INDEX: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

4 -  REVISION FORMULA

          [ *                        ]

     In determining the Revised Base Price at delivery of the Aircraft, each quotient shall be calculated to the nearest ten thousandth (4 decimals).
     If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. The final factor shall be rounded to the nearest ten thousandth (4 decimals).

     After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to l).


5.   GENERAL PROVISIONS

5.1 If the US Department of Labor substantially revises its methodology or discontinues any of the indexes referred to in this Exhibit "F", the Seller will select a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula will be made to accomplish this result.

5.2 The Revised Base Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                                                     EXHIBIT "G"

GENERAL ELECTRIC PRICE REVISION FORMULA


1.   REFERENCE PRICE

     The Reference Price of a set of two (2) General Electric CF6-80C2-A5 Propulsion Systems is as quoted in Subclause 4.1.2 of the Agreement.

     This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit "G".

2.   REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

     The above Reference Price has been established in accordance with the economic conditions prevailing in July 1995, as defined, according to General Electric, by the Reference Composite Price Index of 132.78.

3.   REFERENCE INDEXES

     LABOR INDEX: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

     MATERIAL INDEX (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items.) (Base year 1982 = 100.)

     MATERIAL INDEX (II): "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items.) (Base year 1982 = 100).

     ENERGY INDEX: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items.) (Base year 1982 = 100.)


FDX - A300                          Exh. G-1

4.   REVISION FORMULA

[ *                                   ]


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.













                                      Exh. G-2

5.   GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 The Revised Reference Price at delivery of the Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Exhibit "G".

5.3 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.4 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit "G" or discontinues any of these indexes, the Seller will, in agreement with GENERAL ELECTRIC, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula will be made to accomplish this result.

5.5 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

6.   DISCONTINUATION OF INDEX HE SIC 3724

     On July 5, 1996, the US Bureau of Labor Statistics suspended the publication of its average hourly and weekly earnings series (table B-15) from March 1995 onwards.

     This suspension is in particular affecting the index HE SIC 3724 index ("Aircraft Engines and Engine Parts") used in the above price revision formula under Paragraph 4 of this Exhibit "G".

     As a consequence, the Propulsion Systems Base Price, as expressed at January 1996 delivery conditions and based on indexes released by the US Bureau of Labor Statistics until June 1995, and the Propulsion Systems Reference Price as escalated up to the actual delivery of the Aircraft, may be adjusted to reflect the selection by GENERAL ELECTRIC of a substitute labor index applicable in its the price revision formula of this Exhibit "G".


FDX - A300                          Exh. G-3

                                                                     EXHIBIT "L"

                              CHANGE ORDERS (SCN'S)

Exhibit L - 1
AVSA, S.A.R.L.
Federal Express
A300-600Freighter
Sepcification A/C Issue 3
Definition Issue March 22, 96
DC 01/90


         RFC                                    FED
RFC N    Status Title SCN N               AVSA  EX    Effectivity  Price   Mod Number   Deadline    Comments
------------------------------------------------------------------------------------------------------------------------------------
01-6001  AC     *     0111.11608.01       S           All
01-6002  AC     *     02.12.11208.02      S           All          *
01-6003  AC     *     02.12.11308.05      S           All          *       10226/10395              Contract
02-6001  AC     *     02.10.12308.01      S           All          *       8379                     Included in Airframe Price
                                                                                                    (Exh B)
02-6002  AC     *     02.35.11808.05      S           All                  8935/10004               Final Pricing at Time of
                                                                                                    Delivery /LA N*8
02-6003  AC     *     02.10.11808.01      S           All          *                                Contract
02-6005  AC     *     02.35.10108.04      S           All                  8935/10004               Final Pricing at Time of
                                                                                                    Drlivery /LA N*8
02-6006  AC     *     23.51.13508.01      S           All          *       10004
02-6007  AC     *     02.35.12708.01      S           All                  10004                    Final Pricing at Time of
                                                                                                    Delivery /LA N*8
02-6008  AC     *     02.35.13108.01      S           All          *       8935
02-6009  AC     *     02.35.11008.01      S           10 to 99                                      Final Pricing at Time of
                                                                                                    Delivery /LA N*8
03-6001  AC     *     03.20.16808.03      S           All          *       10096                    USD 11000 Per 1000 lbs with a
                                                                                                    minimum of 40K
03-6002  AC     *     03.20.19708.01      S     R     12 to 99     *       11392
09-6002  AC     *     09.10.10108.01      S           All          *       4569
11-6002  AC     *     11.20.11408.02      S           All          *       10608
11-6003  AC     *     11.20.12308.01      S           All          *       8936/10132
11-6005  AC     *     11.00.11308.01      S           All          *       7136/8936
11-6006  AC     *     11.22.10108.01      S           All          *       10990
11-6007  AC     *     11.20.10606.01      S           3 to 99      *       11000                    RMO for first two A/C
11-6008  AC     *     11.20.10808.A1      S           5 to 99      *       10934                    RMO for first four A/C
11-6009  AC     *     11.30.13408.01      S           5 to 99      *       10934                    RMO for first four A/C
11-6010  AC     *     11.00.14508.01      S           3 to 99      *       11036
11-6011  AC     *     11.20.10808.B1      S           8 to 99      *       11105
11-6012  AC     *     25.21.22908.01      S           6 to 99      *       11040                    RMO for first five A/C
11-6013  AC     *     11.30A10708.01      S           11 to 99     *       11340                    RMO for first ten A/C
11-6014  AC     *     11.20.12008.02      S     R     11 to 99     *       11380                    RMO for first ten A/C
11-6015  AC     *     11.20A10808.01      S           13 to 99     *       11434
21-6001  AC     *     21.00.10608.02      S           All          *       10410
21-6004  AC     *     21.22.11108.02      S           All          *       10484
21-6005  AC     *     21.00.10808.01      S           All          *       10410
22-6001  AC     *     22.00.11508.01      S           All          *       10834                    Included in Airframe Price
                                                                                                    (Exh A2)
22-6002  AC     *     22.33.10108.01      S           All          *       6119/7985                Contract
22-6005  AC     *     22.30.10708.01      S           14 to 99     *       11239                    CL Item A/C 2/RMO - FOC Retrofit
23-6001  AC     *     23.50.14208.02      S           All          *       10004/10269              Included in Airframe Price
                                                                                                    (Exh B)
23-6003  AC     *     23.51.15108.01      S           All          *       10004/10011              Included in Airframe Price
                                                                                                    (Exh B)
23-6004  AC     *     23.50.14108.03      S           All          *       10011/10269              Included in Airframe Price
                                                                                                    (Exh B)
23-6005  AC     *     23.12.10108.01      S           All          *       8206/10004               Included in Airframe Price
                                                                                                    (Exh A2)
23-6006  AC     *     23.70.10408.01      S           All          *       7554                     STD Option 23-6023/Contract
23-6007  AC     *     23.24.13308.02      S           All          *       8883/10012               Included in Airframe Price
                                                                                                    (Exh A2)
23-6008  AC     *     23.11.14008.02      S           All          *       10004/10013              One Shipset Required for
                                                                                                    Ferrymise to Install
23-6010  AC     *     23.31.13208.04      S           All          *       10479/10480
23-6012  AC     *     23.22.10808.01      S           All          *       8633/10004
23-6013  AC     *     23.71.10408.01      S           All          *       10004
23-6014  AC     *     23.24.15308.02      S           All          *       10481
23-6015  AC     *     23.24.13808.01      S           All          *       10482
23-6016  AC     *     23.12.12808.01      S           All          *       10004
------------------------------------------------------------------------------------------------------------------------------------

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


         RFC                                    FED
RFC N    Status Title SCN N               AVSA  EX    Effectivity  Price   Mod Number   Deadline    Comments
------------------------------------------------------------------------------------------------------------------------------------
23-6018  AC     *     23.24.15608.01      S           All          *       10004/10520
23-6019  AC     *     23.12.12708.01      S           All          *       7818
23-6020  AC     *     23.12.13508.01      S           All          *       10689                    RMO Rejected for First A/C
23-6022  AC     *     23.12.13408.02      S           10 to 99     *                                RMO FOC for A/C 7,8 and 9 FDX
                                                                                                    for 1 to 6
23-6023  AC     *     23.00.12708.01      S           All          *       10483
23-6024  AC     *     23.12.13708.01      S           All          *       10857
23-6025  AC     *     23.24.16308.01      S           5 to 99      *       11079                    RMO FOC for First Four A/C
24-6001  AC     *     24.33.10208.01      S           All          *       4536
24-6004  AC     *     24.56.14108.01      S           6 to 99      *       10960
25-6002  AC     *     01.11.11808.01      S           All          *       8936                     Included in 01-6001
25-6003  AC     *     25.56.10808.01      S           All          *                                Included in Airframe Price
                                                                                                    (Exh B)
25-6004  AC     *     01.11.11808.01      S           All          *       8931                     Included in 01-6001
25-6005  AC     *     01.11.11808.01      S           All          *       8906                     Included in Airframe Price
                                                                                                    (Exh B)
25-6006  AC     *     25.50.14508.01      S           All          *       10349                    Included in Airframe Price
                                                                                                    (Exh B)
25-6007  AC     *     25.50.14208.02      S           All          *       10374
25-6008  AC     *     25.65.11708.07      S           All          *       7224/10132               Included in Airframe Price
                                                                                                    (Exh B)
25-6009  AC     *     25.65.18808.05      S           All          *       8936                     Included in Airframe Price
                                                                                                    (Exh B)
25-6010  AC     *     25.50.14308.02      S           All          *       8961
25-6011  AC     *     01.11.11808.01      S           All          *       8911                     Included in 01-6001
25-6014  AC     *     01.11.11808.01      S           All          *       10048/10492              Included in 01-6001
25-6015  AC     *     25.11.10608.01      S           All          *       5353/6547                Included in Airframe Price
                                                                                                    (Exh A2)
25-6023  AC     *     25.50.15408.01/02   S           All          *       8931/10054
25-6024  AC     *     25.50.15808.01/03   S           All          *       8931                     Included In 01-6001
25-6025  AC     *     25.50.15808.01/03   S           All          *       8931                     Requires 26-6002
25-6026  AC     *     25.50.15.08 01/03   S           All          *       8931
25-6029  AC     *     25.50.16508.01      S           All          *       10104/10380
25-6030  AC     *     25.23.10108.01      S           All          *       8936
25-6003  AC     *     25.21.20008.01/03   S           All          *       8936
25-6034  AC     *     25.27.12508.02      S           All          *
25-6041  AC     *     25.65.11708.04      S           All          *       10132                    See Also Sch 25.65.20706.01
25-6044  AC     *     25.62.10308.02      S           1 101        *       10547                    Final Pricing at Time of
                                                                                                    Delivery /LA N*8
25-6045  AC     *     25.50.17108.01/02   S           All          *       10521
25-6049  AC     *     25.27.22/08.02/03   S           All          *       8936
25-6051  AC     *     25.50.17908.01      S                        *
25-6052  AC     *     25.50.17408.01/02   S           All          *       8931
25-6053  AC     *     25.50.18008.01      S           All          *       10521
25-6054  AC     *     25.50.17508.01/02   S           All          *       10521
25-6058  AC     *     25.50.16106.01/02   S           All          *       8961
25-6059  AC     *     25.65.21208.01/02   S           All          *       8936/10690
25-6060  AC     *     25.11.14406.01      S           3 to 99      *       10621
25-6061  AC     *     25.21.22406.01      S           All          *       8936
25-6063  AC     *     25.65.23106.02      S           All          *       8936
25-6064  AC     *     25.57.12006.01      S           All          *       8931
25-6068  AC     *     25.11.14806.01      S           5 to 99      *       11078                    RMO for first four A/C
25-6069  AC     *     25.50.18108.A1      S           9 to 99      *       11032
25-6071  AC     *     25.10.17508.01      S           6 to 99      *       11040                    RMO for first five A/C
25-6073  AC     *     25.10.17608.01      S     R     6 to 99      *       11040
25-6074  AC     *     25.13.12606.01      S     R     10 to 99     *       11227                    S8 FOC for first nine  A/C
25-6077  AC     *     25.58.10208.01      S     R     13 to 99     *       11341
25-6083  AC     *     25.57.12808.01      S     R     17 to 99     *       11345/11366              Retrofit for A/C 14 to 16
25-6084  AC     *     25.57.12508.01      S     R     13 to 99     *       11342
------------------------------------------------------------------------------------------------------------------------------------

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


         RFC                                    FED
RFC N    Status Title SCN N               AVSA  EX    Effectivity  Price   Mod Number   Deadline    Comments
------------------------------------------------------------------------------------------------------------------------------------
25-6085  AC     *     25.17.10108.01                  10 to 99     *                                RMO for first nine A/C
26-6002  AC     *     26.23.10906.05      S           All          *       8943
26-6004  AC     *     26.20.10808.02      S           All          *       8943
26-6006  AC     *     26.12.11206.01      S           All          *       10634
26-6007  AC     *     11.30.10708.01/02   S           6 to 99      *       11040
26-6002  AC     *     02.12.11306.05      S           All                  10226                    No SCN in File
29-6003  AC     *     02.12.11306.05      S           All                  10226                    No SCN in File
29-6003  AC     *     29.10.10606.01      S           All          *                    04-June-92
29-6005  AC     *     29.10.12306.01      S           All          *       0018/10284   02-June-92  Alt to 29-6002
31-6003  AC     *     31.00.10306.02      S           All          *                                Contract
31-6010  AC     *     31.30.12508.03.04   S           All          *       10004/10483  05-May-94
31-6016  AC     *     31.31.17108.01      S           All          *       10004/10588  26-May-93   BFE to SFE by Separate RFC
32-6002  AC     *     32.49.10308.01      S           All          *       3056                     Included in Airframe Price
                                                                                                    (Exh B)
32-6004  AC     *     32.48.10108.01      S           2 to 99      *       3721/6601    02-June-92  RMO Raised
32-6007  AC     *     32.48.12008.01      S           7 to 99      *       10646        05-May-94
34-6001  AC     *     34.50.10608.01      S           All          *       7129
34-6002  AC     *     34.41.10606.01      S           All          *       10004/10239
34-6003  AC     *     34.43.10108.01      S           All          *       6119
34-6004  AC     *     34.42.11508.01      S           All          *       6119/10393   30-Sep-92
34-6005  AC     *     34.41.10208.01      S           All          *       10004                    Contract
34-6006  AC     *     34.48.10108.01      S           All          *       8960/10004               See Also RFC 34-6016/Contract
34-6008  AC     *     34.25.10106.01      S           All          *       8287/8524
34-6015  AC     *     34.52.14706.01      S           All          *       10004/10548  30-Sept-92
34-6016  AC     *     34.48.12106.01      S           All          *       8960/10004   30-Jan-92
34-6018  AC     *     34.12.10606.01      S           All          *       5250         30-Sept-92
34-6020  AC     *     34.55.10208.01      S           All          *       10004        30-Sept-92
34-6021  AC     *     34.51.10108.03      S           All          *       10350/10563
34-6022  AC     *     34.52.13108.02      S           All          *       8165/8976    05-May-94
34-6028  AC     *     34.58.10908.03/04   S           All          *       10313/0496
34-6031  AC     *     34.53.12208.01      S           All          *       10004        05-Feb-93
34-6033  AC     *     34.36.11606.01      S           All          *       8693/10716   29-Sept-93
34-6034  AC     *     23.24.12508.01/02   S           All          *       10610
34-6035  AC     *     34.55.10508.02      S           10 to 99     *                    04-May-95   RMO Raised Retrofit A/C 1 to
                                                                                                    6 FDX/7 to 9 AVSA
34-6036  AC     *     34.60.13506.01      S           All          *       8454         15-Feb-95
34-6037  AC     *     34.56.12306.01      S           9 to 99      *       11001/11228  10-Jul-94   RMO for 8 A/C
34-6038  AC     *     34.60.14508.01      S           9 to 99      *                    10-Jul-94   RMO for 8 A/C
34-6039  AC     *     34.58.12408.01/02   S           9 to 99      *                    10-Jul-94   RMO for 8 A/C/FOC for
                                                                                                    1 to 25/3700 for 26 and on
34-6040  AC     *     34.58.12008.04      S           16 to 99     *       11320/11321  04-May-95   RMO for 15 A/C/FOC for
                                                                                                    1 to 25/96K for 26 and on
35-6001  AC     *     35.11.10108.01      S     R     All          *       8912                     Contract
35-6002  AC     *     35.11.10206.01      S     R     All          *       10290                    Included in Airframe Price
                                                                                                    (Exh A2)
35-6003  AC     *     35.10.10508.01      S     R     All          *       10292                    Included in Airframe Price
                                                                                                    (Exh A2)
35-6004  AC     *     35.10.10608.02      S     R     All          *       10291                    Included in Airframe Price
                                                                                                    (Exh B)
35-6005  AC     *     35.10.10406.03      S     R     All          *       10291                    Included in Airframe Price
                                                                                                    (Exh B)
35-6006  AC     *     35.10.10708.01/02   S     R     All          *       10376        05-May-94
35-6007  AC     *     25.65.19008.02/03   S     R     All          *       10291/10480  05-May-94
35-6008  AC           35.10.11106.01      S     R     7 to 99      *       10994        30-Oct-94   RMO for First Six A/C
36-6001  AC     *     38.10.10406.02      S     R     All          *       8937
36-6003  AC     *     38.10.10308.01/04   S     R     All          *       10050
49-6001  AC     *     49.00.10608.01      S     R     All          *       8379/10666
51-6001  AC     *     02.40.10106.03      S     R     All          *       10608
51-6002  AC     *     51.51.10208.01      S     R     All          *       8142                     Included in Airframe Price
                                                                                                    (Exh C1)
51-6003  AC     *     51.50.10508.02      S     R     All          *       8632                     Included in Airframe Price
                                                                                                    (Exh C1)
51-6005  AC     *     51.00.12308.01      S     R     7 to 99      *       11025                    RMO for first six A/C
51-6007  AC     *     02.40.10106.A1      S     R     3 to 99      *       11000                    One Time Charge
51-6008  AC     *     02.40.15906.01      S           6 to 99              11151
52-6001  AC     *     52.10.10508.02      S     R     All          *       8938                     Included in Airframe Price
                                                                                                    (Exh C-1)
52-6004  AC     *     52.30.10408.01/02   S     R     All          *       10456
------------------------------------------------------------------------------------------------------------------------------------

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


         RFC                                    FED
RFC N    Status Title SCN N               AVSA  EX    Effectivity  Price   Mod Number   Deadline    Comments
------------------------------------------------------------------------------------------------------------------------------------
52-6005  AC     *     52.51.11708.01      S     R     All          *       8936
52-6007  AC     *     RMO                             1 to 1               11379                    RMO Accepted for A/C 726
53-6003  AC     *     53.00.11508.01      S           All          *       8907/8958
55-6001  AC     *     55.30.10108.01      S     R     6 to 99              11077                    RMO for first five A/C
56-6001  AC     *     56.00.10608.01/02   S     R     All          *       10303
56-6002  AC     *     56.00.10608.01/02   S     R     All          *       10301
74-6001  AC     *     74.00.10208.01      S     R     All          *       10847
76-6001  AC     *     72.00.13308.01/04   S     R     All          *       10331/10447
76-6003  AC     *     72.00.14306.01      S     R     All          *       10362
76-6004  AC     *     72.00.14406.01      S     R     All          *       8966
76-6005  AC     *     72.00.15708.01      S     R     All          *       8966
77-6001  AC     *     78.31.10008.02      S     R     All          *       8965
79-6001  AC     *     79.00.11308.01      S     R     7 to 99      *       11030                    RMO for first six A/C
79-6002  AC     *     79.00.10108.01                  11 to 99     *       11410                    No Retrofit
99J1102  AC     *                                                  *
------------------------------------------------------------------------------------------------------------------------------------

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

     EXHIBIT "M"

                            PRE-SERVICE MODIFICATIONS

     Source: Federal Express Master Job Control Sheet for A/C # N665FE, dated March 8, 1996, as transmitted March 12, 1996, by David P. Sutton.


No.       Title                                                                                     FEDEX EO No.
---       -----                                                                                     ------------
1         Placards/Markings - Application of  FEDEX required markings                               6-1100-7-3301 C1
2         Placards/Markings - Install category status placard                                       6-1100-7-3302 O1
3         Communications - Modify cockpit to FEDEX standard                                         6-2300-7-3301 E1
4         Communications - Temporary installation of HF systems for ferry flight                    6-2310-7-3301 O1 Part 2
5         Equipment/Furnishings - Pre-Service Modifications                                         6-2500-7-3300 D Part 1
6         Lavatory Compartments - Inspection Requirement                                            6-2540-7-3301 B1
7         Equipment/Furnishings - Emergency Equipment Goodrich  slide mod AD 94-06-07               6-2560-7-3303 01 Part 2
8         Fire Protection - Installation of Cockpit Portable Fire Bottle Parts 1 & 2                6-2620-7-3301 D1
9         Fire Protection - Modification of Hazcan Fire Suppression System                          6-2620-7-3303 02
10        Fire Protection - Replacement of Avionics Compartment Portable Bottle                     6-2620-7-3304 A1 Part 1
11        Flight Controls - TMS - Hydraulic Motor Synchronization Check                             6-2740-7-3301
12        Instruments - Installation of Operational Software and FEDEX Database in DFDAU            6-3130-7-3301 C
13        Wheels and Brakes - Installation of Bias-Ply Tires in place of Radial-Ply                 6-3240-7-3302 A
14        Landing Gear - Nose Wheel Steering Mantle Assembly - Remove First Officer's position      6-3250-7-3301 B1 Part 1
15        Navigation - Modification of Collins Mode S Transponder                                   6-3450-7-3301 A
16        Navigation - Flight Management Computer - Preservice Nav Data Base Upload                 6-3460-7-3001
17        Oxygen - Installation of Second PBE                                                       6-3530-7-3301 A
18        Install Cable on Lavatory Ashtray                                                         6-5250-7-2200 A2
19        Fan Reverser Health Checks                                                                6-7830-7-3302 Part 1
20        Hydraulic Power - Blue/Green Main Hydraulic Power Inspect for Chafing                     FCD 6-29-002 A
21        Fire Extinguishers - Complete and Affix a Sticker to Back of the                          no EO number
          Portable Walk-Around Fire Extinguishers
22        Standardize First Aid Kit Installation                                                    no EO number


                                                                     EXHIBIT "N"

                               AOG CONTACT NUMBERS

                  1st nbr to cal        2nd nbr to call
                  Dedicated line        Portable phone         3rd nbr to call
Speciality        (33) +                (33) +                 Beeper
----------        --------------        ---------------        ---------------

         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *
         *                  *                      *                      *

If you wish to call these numbers from AI headquarters, please dial 3 and then the last 4 numbers.

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                                                     EXHIBIT "O"

                         A310-200 JUSTIFICATION REPORTS

                  LIST OF JUSTIFICATION REPORTS OF THE A310-200

                  Origninated by Airbus Partners Company : BAe


Report Number                           Report Number
-------------                           -------------
         *                                       *



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                  LIST OF JUSTIFICATION REPORTS OF THE A310-200

              Origninated by Airbus Partners Company : DAA - Bremen


Report Number                           Report Number
-------------                           -------------
         *                                       *





* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                  LIST OF JUSTIFICATION REPORTS OF THE A310-200

             Origninated by Airbus Partners Company : DAA - Hamburg


Report Number                           Report Number
-------------                           -------------
         *                                       *




* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                  LIST OF JUSTIFICATION REPORTS OF THE A310-200

                   Origninated by Airbus Partners Company : AS


Report Number                           Report Number
-------------                           -------------
         *                                       *



* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                  LIST OF JUSTIFICATION REPORTS OF THE A310-200

                 Origninated by Airbus Partners Company : SONACA


Report Number                           Report Number
-------------                           -------------
         *                                       *




* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                  LIST OF JUSTIFICATION REPORTS OF THE A310-200

                  Origninated by Airbus Partners Company : CASA


Report Number                           Report Number
-------------                           -------------
         *                                       *




* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                              CONSENT AND GUARANTY


     Airbus Industrie hereby acknowledges notice of and consents to all of the terms of Amendment No. 4 to the A300-600R Freighter Purchase Agreement, between AVSA, S.A.R.L., and Federal Express Corporation, including all Appendixes, Exhibits and Letter Agreement attached thereto (the "Agreement") and agrees to be bound by all terms of the Agreement, including, without limitation, the assignments of the Seller's (as such term is defined in the Agreement) rights under its agreements with Airbus Industrie contained in Clauses 12 and 13 and Letter Agreements Nos. 4, 7 and 9 of such Agreement, and unconditionally guarantees the due and punctual performance by the Seller of all of the latter's liabilities and obligations as set forth in the Agreement subject to the terms and limitations therein contained. Airbus Industrie hereby agrees that its obligations hereunder will be unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by (i) any modification or amendment of or supplement to said Agreement (other than release, discharge or waiver of this guarantee hereunder) or (ii) any assignment of the said Agreement or of any rights or obligations thereunder made in accordance with Clause 19 thereof. Airbus Industrie further agrees that it will execute and deliver such other and further instruments as may be reasonably requested by the Buyer (as such term is defined in the Agreement), its successors or assigns to reaffirm its obligations hereunder.

                                        AIRBUS INDUSTRIE


                                        /s V O
                                        Title:  COO

                                        Date:   17/7/96

                                             August 30, 1996


     To:  AVSA, S.A.R.L.

     This will confiem that the Board of Directors of Federal Express Corporation approved the transactions contemplated by Amendment No. 4 to the Airbus A300-600R Freighter Purchase Agreement during its regularly scheduled July, 1996 board meeting.


                                        Federal Express Corporation


                                        By:  /s/ Gilbert Mook
                                        Title:  Senior Vice President